SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549



                                     Form 8-K


                                   CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          May 17, 2001
                                           ____________________________________


                                   ALICO, INC.
________________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                            59-0906081
________________________________________________________________________________
(State or other jurisdiction  (Commission                       (IRS Employer
       of incorporation)       File Number)                  Identification No.)


Post Office Box 338, La Belle, Florida                                 33975
______________________________________                        _______________
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                            __________________________________

Item 5.      Other Events.

             Incorporated by reference is a press release issued by the

Registrant on May 17, 2001, attached as Exhibit 01, providing information concerning the Registrant's announcement of its contract to sell land in Lee

County, Florida.




Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued May 17, 2001.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALICO, INC.
                                           (Registrant)





                                         /s/ W. BERNARD LESTER

May 17, 2001                         By____________________________________
__________________                      W. Bernard Lester, President
Date                                       (Signature)

EXHIBIT INDEX


Exhibit
Number	          					Description

01       					Press release issued May 17, 2001

FOR IMMEDIATE RELEASE

Contact:	       Dick Klaas, Vice President
                Florida Real Estate Consultants, Inc.
                (941) 643-2525

               AGRI-INSURANCE COMPANY, LTD. ENTERS INTO CONTRACT
             TO SELL 2500 ACRES NEAR FLORIDA GULF COAST UNIVERSITY

LaBelle, Fla. (May 17, 2001) Ben Hill Griffin III, chief executive officer and chairman of the board of Alico, Inc. (ALCO), announced today that

Agri-Insurance Company, Ltd., a wholly owned subsidiary of Alico, Inc., has entered into a contract to sell approximately 2,500 acres of its Lee County property to Alanda Ltd.  The contract price is $29 million.

     The property is located north of Florida Gulf Coast University on the north side of Alico Road east of I-75 and directly opposite the proposed Jacobs

Mall site.  It includes the acreage set aside for Florida Gulf Coast Park, a regional research, development & technology park.  Alanda, Ltd. plans to develop this property as a high tech research and technology park, in conjunction with Florida Gulf Coast University.

     "I am very enthusiastic to have the opportunity to develop such a uniquely situated property," said O.J. Buigas, president of Alanda, Ltd.  "The property,

situated between Florida Gulf Coast University and Southwest Florida

International Airport, provides an excellent opportunity for airport commerce,

hotels, office, warehouse and retail commercial development.  It is the hole in the donut of development, the center point for commercial development between

Lee and Collier counties, with the Alico interchange destined to become the primary interchange for the new airport facility."

     O.J. Buigas has been an active developer of commercial real estate projects in Southwest Florida.  Recent transactions include the purchase of land at Colonial Boulevard and I-75 in Lee County with an anticipated development and gross sell-out in excess of $14 million and the purchase of land at Collier Boulevard and Rattlesnake Hammock in Collier County, with an anticipated development and gross sell-out in excess of $20 million.

     "Today's announcement brings us one step closer to creating a thriving research, development and technology office park that will link FGCU's academic resources, Southwest Florida International Airport and the tenants of a high tech research and technology park," said Griffin.  "Alanda, Ltd. is an ideal addition to the university community and we are confident that, with the leadership of O.J. Buigas, this project will enhance the university environment and provide significant economic and quality of life benefits for the entire region."

     Alico, Inc. is an agribusiness company, primarily engaged in the production of citrus, cattle, sugarcane, sod and forest products.